UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2005


                    American Water Star, Inc.
     (Exact name of registrant as specified in its charter)


       Nevada               001-32220            87 - 0636498

   (State or other       (Commission File       (IRS Employer
   jurisdiction of           Number)         Identification No.)
   incorporation)


       4560 SOUTH DECATUR BOULEVARD                 89103
                 SUITE 301
             LAS VEGAS, NEVADA

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (702) 740-7036

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued
            Listing Rule or Standard: Transfer of Listing

     On November 23, 2005, American Water Star ("AMW") received a letter from the American Stock Exchange ("AMEX") notifying AMW that it is not in compliance with the continued listing standards set forth in Section 1003(a)(iv) of the AMEX Company Guide because it appears that AMW's financial condition is such that, in the opinion of AMEX, it is questionable as to whether AMW will be able to continue operations and/or meet its financial obligations as they mature. AMEX advised AMW that it must submit a plan by December 23, 2005 advising AMEX of the action it has taken, or will take, to bring AMW into compliance by February 23, 2006.

     Additionally, AMW triggered another deficiency under Sections 134 and 1101AMEX's Company Guide for its failure to file its Form 10-QSB for the quarter ended September 30, 2005. AMEX further advised AMW that it must file its 10-QSB or submit a plan by December 9, 2005, advising AMEX of action it has taken, or will take, to bring AMW into compliance by January 5, 2006.

     Furthermore, if each plan is accepted but AMW is not in compliance with the continued listing standards at the conclusion of the applicable plan period or does not make progress consistent with each plan, AMEX will initiate delisting proceedings. In addition, AMW may be subject to delisting proceedings if it does not submit one or both of the plans or one or both of the plans is not accepted by AMEX.

     A copy of AMEX's letter is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

     c)   Exhibits

        99.1 Letter from James P. Mollen, Director of Listing Qualifications, American Stock Exchange, to Roger Mohlman, President & Chief Executive Officer, American Water Star, Inc., dated November 23, 2005.

        99.2   Press Release of the Company dated November 22,
               2005 announcing its inability to file its Quarterly Report on Form 10-QSB for the period ended September 30, 2005.

        99.3   Press Release of the Company dated November 29,
               2005 announcing the notice of non-compliance from AMEX.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  November 29, 2005


                                   AMERICAN WATER STAR, INC.


                                   By: /s/ Roger Mohlman
                                   Name:   Roger Mohlman
                                   Title:  President and Chief
                                           Executive Officer